UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 8, 2011 (January 27, 2011)

                                PEOPLES BANCORP INC.
(Exact name of registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                                                                            138 Putnam Street, P.O. Box 738, Marietta, Ohio  45750-0738
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (740) 373-3155

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 2, 2011, Peoples Bancorp Inc. (“Peoples”) filed a Current Report on Form 8-K (the “Original Form 8-K”) in order to report the adoption on January 27, 2011 by the Compensation Committee of Peoples’ Board of Directors of the Peoples Bancorp Inc. 2011 Management Transition Bonus Plan.

In the Original Form 8-K, Peoples reported that if, on January 27, 2011, an Executive Officer (as defined in the Original Form 8-K) was subject to the prohibitions of 31 C.F.R. Section 30.10, in lieu of a management transition bonus, the Executive Officer was to be granted an equivalently valued award of restricted common shares (1,816 restricted common shares).

Richard W. Stafford, who serves as Executive Vice President of Retail Banking for Peoples and its banking subsidiary Peoples Bank, National Association (“Peoples Bank”), was reported to be subject to the prohibitions of 31 C.F.R. Section 30.10 on January 27, 2011 and, as such, was to be awarded 1,816 restricted common shares.  In the course of finalizing the determination of the annual compensation (as that term is defined in 31 C.F.R. Section 30.1) for the fiscal year ended December 31, 2010 for each of the Executive Officers (as defined in the Original Form 8-K) as well as other employees of Peoples and its subsidiaries who may be subject to the prohibitions of 31 C.F.R. Section 30.10, Peoples verified that none of the Executive Officers were among the five most highly compensated employees of Peoples and its subsidiaries.  As a result, on January 27, 2011, neither Mr. Stafford nor any of the other Executive Officers were subject to the prohibitions of 31 C.F.R. Section 30.10 which would govern the type of award to be received under the Peoples Bancorp Inc. 2011 Management Incentive Bonus Plan.

This Amendment No. 1 to Current Report on Form 8-K/A serves to clarify the award actually granted to Mr. Stafford under the Peoples Bancorp Inc. 2011 Management Incentive Bonus Plan and the terms thereof.  The disclosure in the Original Form 8-K has not otherwise been modified.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Peoples Bancorp Inc. 2011 Management Transition Bonus Plan Adopted and Related Award Agreements Entered Into with Executive Officers of Peoples Bancorp Inc.

On January 27, 2011, the Compensation Committee of the Board of Directors of Peoples adopted the Peoples Bancorp Inc. 2011 Management Transition Bonus Plan (the “Plan”).  The decision to adopt and offer the Plan to all of the Executive Vice Presidents of Peoples, followed comprehensive consideration of the significance of maintaining the services of certain key employees and continuity of management while the search for a new Chief Executive Officer of Peoples and Peoples Bank continues.

The following individuals (each, an “Executive Officer” and collectively, the “Executive Officers”) entered into award agreements under the Plan: Michael W. Hager, who serves as Executive Vice President of Human Resources of Peoples and Peoples Bank; Daniel K. McGill, who serves as an Executive Vice President and the Chief Commercial Lending Officer of Peoples and Peoples Bank; Carol A. Schneeberger, who serves as Executive Vice President of Operations of Peoples and Peoples Bank, as well as Cashier of Peoples Bank; Edward G. Sloane, who serves as Executive Vice President, Chief Financial Officer and Treasurer of Peoples and Peoples Bank; and Richard W. Stafford, who serves as Executive Vice President of Retail Banking for Peoples and Peoples Bank.

Under the Plan, each Executive Officer who remains employed by Peoples on December 30, 2011, will receive a management transition bonus in a single lump sum cash payment of $25,000 less applicable taxes.  Under the terms of the Plan, if an Executive Officer terminates employment with Peoples and its subsidiaries prior to December 30, 2011, the Executive Officer will forfeit any right to payment of the management transition bonus, unless the Compensation Committee determines otherwise. However, if an Executive Officer dies, becomes disabled, or is involuntarily terminated by Peoples and/or one of its subsidiaries other than for cause, the Executive Officer will not forfeit the right to payment of the management transition bonus.

If, on January 27, 2011, an Executive Officer had been subject to the prohibitions of 31 C.F.R. Section 30.10, in lieu of a management transition bonus, the Executive Officer would have been granted an equivalently valued award of restricted common shares issued from the Peoples Bancorp Inc. Amended and Restated 2006 Equity Plan on that date (1,816 restricted common shares).  The terms and conditions of any restricted stock award would have been set forth in a separate restricted stock award agreement that complied with the requirements of 31 C.F.R. Part 30.  However, on January 27, 2011, none of the Executive Officers was subject to the prohibitions of 31 C.F.R. Section 30.10.  Accordingly, no awards of restricted common shares were made to any of the Executive Officers.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the Plan and related award agreements, which are incorporated by reference from the Original Form 8-K as Exhibits 10.1, 10.2 and 10.3 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated in this Item 5.02 by reference.

Item 8.01.                      Other Events.

Fixing of Date, Time and Place of 2011 Annual Meeting of Shareholders

On January 27, 2011, the Board of Directors of Peoples fixed the date, time and place of the 2011 Annual Meeting of Shareholders of Peoples (the “2011 Annual Meeting”).  The 2011 Annual Meeting will be held on Thursday, April 28, 2011 at 10:00 a.m., Eastern Daylight Saving Time, in the Ball Room of the Holiday Inn, 701 Pike Street in Marietta, Ohio.

Authorization of Change in Control Agreement with Michael W. Hager

On January 27, 2011, the Board of Directors of Peoples authorized the execution on behalf of Peoples of a change in control agreement with Michael W. Hager, Executive Vice President – Human Resources of Peoples, which became effective on that same day.  The terms of Mr. Hager’s change in control agreement are the same as those in the amended and restated change in control agreements which Peoples has entered into with Carol A. Schneeberger, Joseph S. Yazombek and Edward G. Sloane, the forms of which were filed as Exhibits 10.21, 10.24 and 10.34, respectively, to Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008; for Daniel K. McGill, the form of which was filed as Exhibit 10.1 to Peoples’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009; and for Richard W. Stafford, the form of which was filed as Exhibit 10.31 to Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

The change in control agreement provides that, if Mr. Hager is terminated by Peoples or its successors for any reason other than cause (as defined in the change in control agreement) or by Mr. Hager for good reason (as defined in the change in control agreement), within six months prior to or within 24 months after a defined change in control occurs, Peoples will provide the following benefits:  (i) a lump sum cash payment of two times the amount of Mr. Hager’s base annual compensation, payable within 30 days following Mr. Hager’s termination date with such payment delayed until the first business day of the seventh month following the termination date if Mr. Hager is a “specified employee” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended; and (ii) continuing participation in life, medical and dental insurance for a period of 12 months substantially in the form and expense to Mr. Hager as that received prior to the termination date.  Mr. Hager’s base annual compensation for purposes of his change in control agreement will be the average annualized compensation paid by Peoples which was includible in Mr. Hager’s gross income prior to any deferred arrangements during the most recent five taxable years ending before the date of the change in control.

If Mr. Hager were to receive a change in control benefit as previously described, he will be subject to a non-compete agreement for a period of 12 months, under which he is not permitted to engage in the business of banking or any other business in which Peoples directly or indirectly engages during the term of Mr. Hager’s agreement in the geographic market of Peoples on the termination date.

Mr. Hager’s rights to receive payments under his change in control agreement will be subject to the limitations on such payments set forth in the standards for executive compensation implemented by the United States Department of the Treasury for entities, such as Peoples, which are participants in the Capital Purchase Program established under the Troubled Asset Relief Program.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)	Exhibits: The following exhibits are incorporated by reference from the Original Form 8-K into this Amendment No. 1 to Current Report on Form 8-K/A:

Exhibit No.                     Description

10.1
Peoples Bancorp Inc. 2011 Management Transition Bonus Plan (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Peoples Bancorp Inc. dated and filed on February 2, 2011 (File No. 0-16772) (“Peoples’ February 2, 2011 Form 8-K”))

10.2
Form of Award Agreement to evidence participation in the Peoples Bancorp Inc. 2011 Management Transition Bonus Plan executed by each of Michael W. Hager, Daniel K. McGill, Carol A. Schneeberger, Edward G. Sloane and Richard W. Stafford (incorporated herein by reference to Exhibit 10.2 to Peoples’ February 2, 2011 Form 8-K)

10.3
Form of Restricted Stock Award Agreement to evidence any award of restricted common shares which may be granted under the Peoples Bancorp Inc. 2011 Management Transition Bonus Plan [NOTE: No award of restricted common shares was granted to any of the Executive Officers of Peoples Bancorp Inc.] (incorporated herein by reference to Exhibit 10.3 to Peoples’ February 2, 2011 Form 8-K)

[Remainder of page intentionally left blank; signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: March 8, 2011	By: /s/	DAVID L. MEAD
David L. Mead
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Location
10.1	Peoples Bancorp Inc. 2011 Management Transition Bonus Plan	Incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Peoples Bancorp Inc. dated and filed on February 2, 2011 (File No. 0-16772) (“Peoples’ February 2, 2011 Form 8-K”)
10.2
Form of Award Agreement to evidence participation in the Peoples Bancorp Inc. 2011 Management Transition Bonus Plan executed by each of Michael W. Hager, Daniel K. McGill, Carol A. Schneeberger, Edward G. Sloane and Richard W. Stafford

Incorporated herein by reference to Exhibit 10.2 to Peoples’ February 2, 2011 Form 8-K
10.3
Form of Restricted Stock Award Agreement to evidence any award of restricted common shares which may be granted under the Peoples Bancorp Inc. 2011 Management Transition Bonus Plan [NOTE: No award of restricted common shares was granted to any of the Executive Officers of Peoples Bancorp Inc.]
Incorporated herein by reference to Exhibit 10.3 to Peoples’ February 2, 2011 Form 8-K